UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

AUGUST 14TH 2014

Date of Report (Date of earliest event reported)

PORTUS CORPORATION

 (Exact name of registrant as specified in its charter)

NEVADA	000-54854	98-0654981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 McLeod Trail East - #5178 Bellingham, Washington	98226
(Address of principal executive offices)	(Zip Code)

(866) 676-7678

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c)

ITEM 8

On February 14, 2014, Registrant filed a Current Report on Form 8-K (date of earliest event reported – February 11, 2014), and reported in Item 3.02 the unregistered sales of equity securities to Portus Holdings, Inc.  Starting on August 14th 2014, Portus Holdings, Inc., intends to transfer said 50,000,000 shares of common stock to its shareholders, pro rata.  The shares of common stock transferred are “restricted securities,” i.e. previously-issued securities of Registrant held by Portus Holdings, Inc. that are not freely tradable because the transaction between Registrant and Portus Holdings, Inc. was a private transaction under Rule 506 of Regulation D and pursuant to an exemption provided by Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”), or either.  The shares continue to be “restricted securities” as that term is defined in Subsection (a)(3) of Rule 144 under the 1933 Act.  G. Dale Murray, II, an officer and director of Registrant (and controlling shareholder of Portus Holdings, Inc. and the beneficial owner of said shares under the definition contained under Rule 13d-3 of the Securities Exchange Act of 1934, as amended) , now directly owns  45,376,185 shares of Registrant or 81% of the issued and outstanding shares of Registrant.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTUS CORPORATION

Date: August 15, 2014

By:

/s/ G. Dale Murray, II

G. Dale Murray, II

Chief Executive Officer, Chief Financial Officer, President Secretary, Treasurer and Director

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